Exhibit 25.6
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                              FORM T-1

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF A
             CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305(b)(2)     |__|
                _____________________________

                     THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)

New York                                     13-5160382
(State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                 identification no.)

One Wall Street, New York, N.Y.              10286
(Address of principal executive offices)     (Zip code)
                _____________________________

                     Sovereign Bancorp, Inc.
       (Exact name of obligor as specified in its charter)

Pennsylvania                                 23-2453088
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)

2000 Market Street                           19103
Philadelphia, Pennsylvania                   (Zip code)
(Address of principal executive offices)

               Guarantee of Preferred Securities of
                   Sovereign Capital Trust III
               (Title of the indenture securities)
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1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                            Address
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Superintendent of Banks of the State    2 Rector Street,
of New York                             New York, N.Y. 10006,
                                        and Albany, N.Y. 12203

Federal Reserve Bank of New York        33 Liberty Plaza,
                                        New York, N.Y. 10045

Federal Deposit Insurance Corporation   Washington, D.C. 20429

New York Clearing House Association     New York, New York 10005

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to
         Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.  A copy of the existing By-laws of the Trustee.
         (Exhibit 4 to Form T-1 filed with Registration
         Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                            SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of October, 2001.

                              THE BANK OF NEW YORK

                              By: /S/  MARY BETH A. LEWICKI
                              Name:    MARY BETH A. LEWICKI
                              Title:   VICE PRESIDENT



                                                     EXHIBIT 7

               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

            of One Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
ASSETS                                                          In Thousands
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances and currency
    and coin ...............................................     $ 2,811,275
  Interest-bearing balances.................................       3,133,222
Securities:
  Held-to-maturity securities ..............................         147,185
  Available-for-sale securities ............................       5,403,923
Federal funds sold and Securities purchased under
  agreements to resell .....................................       3,378,526
Loans and lease financing receivables: .....................
  Loans and leases held for sale ...........................          74,702
  Loans and leases, net of unearned income .................      37,471,621
  LESS:  Allowance for loan and lease losses ...............         599,061
  Loans and leases, net of unearned
    income and allowance ...................................      36,872,560
Trading Assets .............................................      11,757,036
Premises and fixed assets (including capitalized leases) ...         768,795
Other real estate owned ....................................           1,078
Investments in unconsolidated subsidiaries and associated
  companies ................................................         193,126
Customers' liability to this bank on acceptances
  outstanding ..............................................         592,118
Intangible assets
  Goodwill .................................................       1,300,295
  Other intangible assets ..................................         122,143
Other assets ...............................................       3,676,375
                                                                 -----------
Total assets ...............................................     $70,232,359
                                                                 ===========

LIABILITIES
Deposits:
  In domestic offices ......................................     $25,962,242
  Noninterest-bearing ......................................      10,586,346
  Interest-bearing .........................................      15,395,896
  In foreign offices, Edge and Agreement subsidiaries,
    and IBFs ...............................................      24,862,377
  Noninterest-bearing ......................................         373,085
  Interest-bearing .........................................      24,489,292
Federal funds purchased and securities sold
  under agreements to repurchase ...........................       1,446,874
Trading liabilities ........................................       2,373,361
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) ....................       1,381,512
Bank's liability on acceptances executed and outstanding ...         592,804
Subordinated notes and debentures ..........................       1,646,000
Other liabilities ..........................................       5,373,065
                                                                 -----------
Total liabilities ..........................................     $63,658,235
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EQUITY CAPITAL
Common stock ...............................................       1,135,284
Surplus ....................................................       1,008,773
Retained earnings ..........................................       4,426,033
Accumulated other comprehensive income .....................           4,034
Other equity capital components ............................               0
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Total equity capital .......................................       6,574,124
                                                                 -----------
Total liabilities and equity capital .......................     $70,232,359
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                              Thomas J. Mastro,
                              Senior Vice President and
                                Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                  Directors
Alan R. Griffith







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